Neiman Capital Management, LLC

Registered Investment Advisor

Est. 2000

For the past 8 years my father, Harvey, and I have run a small family office focusing on managing individual investment accounts held at Charles Schwab & Co. These accounts range from individual IRAs to large trust accounts and everything in between. In April of 2003, we opened the Neiman Large Cap Value Fund, and I am delighted to report that the overall performance and growth of the fund has been steady and positive, while maintaining our conservative strategy for close to 5 years. To read the fund prospectus, download applications, see holdings or read about the management style of the fund, please visit our website. www.neimanfunds.com The fund is a no-load fund, so there is no commission or sales charges to buy or sell fund shares. The fund also clears through both NFS and all of Charles Schwab’s no load platforms. If you have questions about how to invest in the fund, feel free to reply to this email.

Here are some performance figures since inception (4/1/2003) and for 2007.

RETURN HIGHLIGHTS (Returns before taxes for the periods ended December 31, 2007)
	1-Year	Life of Fund (from April 1, 2003)
Average Annual Total Return	12.54%	9.22%
Total Return Over Period	12.54%	52.06%

A $10,000 investment in the Fund on December 31, 2006, would have grown to $11,254.38 by December 31, 2007.  An identical amount invested April 1, 2003, the inception date of the Fund, would have grown to $15,206.12 by December 31, 2007.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-385-2720. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-385-2720. The prospectus should be read carefully before investing.  Investing in small-cap stocks is more risky and more volatile than investing in large-cap stocks.

Dan Neiman

Portfolio Manager

Neiman Large Cap Value Fund